UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2021

ZETA GLOBAL HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40464	80-0814458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Park Ave, 33rd Floor

New York, NY 10016

(Address of principal executive offices, including Zip Code)

(212) 967-5055

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	ZETA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 1, 2021, Zeta Global Holdings Corp. (the “Company”) acquired the digital survey platform business of Apptness Media Group, LLC, a Florida limited liability company (“Seller”) from Seller and Dominik Szabo and Jonah Lovens, as members of Seller (the “Principals”).

As consideration for the acquisition, the Company (i) paid $17,933,666 in cash to Seller, which is subject to a further working capital adjustment, and (ii) issued shares of the Company’s Class A common stock, par value $0.001 per share (the “Shares”), to Seller with an aggregate value of $23,000,000 calculated based on the closing price of the Shares on the New York Stock Exchange on September 30, 2021. The Shares are subject to an eighteen month lock-up period with approximately equal release installments every six months.

Additionally, the Company may also (i) release to the Principals a $1,750,000 indemnity hold-back in eighteen months and (ii) pay up to $22,000,000 to the Principals in earn-out consideration payable 50% in cash and 50% in shares, based on the performance of the digital survey platform business over the next three years.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 2.01 of this Current Report on Form 8-K regarding the issuance of the Shares is incorporated herein by reference.

The Shares were or will be issued in reliance upon the exemption from registration provided under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01	Regulation FD Disclosure.

On October 4, 2021, the Company issued a press release announcing the Company’s acquisition of the digital survey platform business of Seller. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated October 4, 2021

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2021	Zeta Global Holdings Corp.

	By:	/s/ Christopher Greiner
Christopher Greiner
Chief Financial Officer